Exhibit 10.1

FORBEARANCE AGREEMENT

This FORBEARANCE AGREEMENT (this “Agreement”), dated as of December 19, 2017 (the “Effective Date”), is entered into by and among EXCO Resources, Inc., a Texas corporation (the “Issuer”), the Subsidiaries of the Issuer that are parties hereto (the “Guarantors”) and the Holders (as defined below) that are parties hereto.

PRELIMINARY STATEMENT

WHEREAS, the Holders party hereto hold certain of those 8.0% / 11.0% 1.5 Lien Senior Secured PIK Toggle Notes due 2022 that are issued by the Issuer and governed by that certain Indenture dated as of March 15, 2017 by and among the Issuer, the guarantors from time to time party thereto and Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”) and collateral trustee (in such capacity, the “Collateral Trustee”) thereunder (such Indenture, as amended, supplemented, amended and restated or otherwise modified from time to time, the “Indenture”; such Notes, as amended, supplemented, amended and restated or otherwise modified from time to time, the “Senior Secured Notes”; and the holders of such Senior Secured Notes, the “Holders”), which Senior Secured Notes are secured by liens on the Collateral pursuant to the Security Instruments;

WHEREAS, the Holders party hereto hold certain shares of common stock, par value $0.001 per share of the Issuer (the “Common Shares”) either issued as payment of interest on the Senior Secured Notes or issuable upon the exercise of the warrants issued to the Holders on the date of the Indenture (the “Warrants” and such Common Shares held by the Holders together with any Common Shares underlying the Warrants, the “Registrable Securities”);

WHEREAS, the Holders party hereto and the Issuer entered into that certain Registration Rights Agreement (the “Registration Rights Agreement”), dated March 15, 2017, which required the Issuer to register the Registrable Securities for resale under the U.S. Securities Act of 1933;

WHEREAS, pursuant to Section 2.01 of the Registration Rights Agreement, the Issuer was required to cause a registration statement to become effective with respect to the Registrable Securities;

WHEREAS, the Issuer has asked the Holders to (i) forbear from exercising, and directing the Trustee and/or the Collateral Trustee or otherwise taking any action to cause any other Holders to exercise, certain rights and remedies in respect of the Indenture, the Senior Secured Notes and the Security Instruments with respect to the Anticipated Defaults (as hereinafter defined), including with respect to any Collateral and (ii) to waive any breach of the Registration Rights Agreement resulting from the Issuer’s failure to cause a registration statement to become effective with respect to the Registrable Securities held by the Holders; and

WHEREAS, upon the terms and conditions contained herein, the Holders party hereto are prepared to (i) forbear from exercising the rights and remedies, and directing the Trustee and/or the Collateral Trustee or otherwise taking any action to cause any other Holders to exercise any rights and remedies, available to them at law, in equity or by agreement as a result of such

Anticipated Defaults upon the terms set forth herein, without waiving any of their other rights or remedies and (ii) forbear from exercising any remedies under the Registration Rights Agreement with respect to any breach thereof caused by the Issuer’s failure to cause an effective registration statement with respect to the Registrable Securities held by the Holders to become effective.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Definitions. Capitalized terms used herein but not defined herein shall have the meanings given to them in the Indenture, the Senior Secured Notes, and the Registration Rights Agreement, as the context may require.

Section 2. Acknowledgments by the Issuer. The Issuer acknowledges and agrees as follows:

(a)(i) Anticipated Defaults. Certain defaults, Defaults or Events of Default may have arisen on or prior to the date hereof and/or may arise on or prior to the Forbearance Termination Date (as defined below) under the Indenture, including, without limitation, (i) the Default under Section 5.01(e)(1) of the Indenture as a result of the failure of the Issuer to make the interest payment otherwise due under the 1.75 Lien Credit Agreement on December 20, 2017, (ii) the Default under 5.01(e)(1) of the Indenture as a result of the failure of the Issuer to make the interest payment otherwise due under the Second Lien Credit Agreement on December 29, 2017, and (iii) the Default under 5.01(e)(2) of the Indenture as a result of the failure of the Issuer to comply with certain affirmative covenants under the First Lien RBL Credit Agreement during the Forbearance Period (as defined below). The Issuer anticipates that these defaults, as applicable, will constitute an Event of Default under Sections 5.01(e)(1) and 5.01(e)(2) of the Indenture.

(a)(ii) Breaches of Registration Rights Agreement. Certain breaches may have arisen on or prior to the date hereof and/or may arise on or prior to the Forbearance Termination Date under the Registration Rights Agreement, including, without limitation, the failure by the Issuer, pursuant to Section 2.01 of the Registration Rights Agreement, to cause a registration statement on Form S-3 registering the Registrable Securities to be declared effective by the Securities and Exchange Commission by December 11, 2017.

The breaches, defaults, Defaults and Events of Default described in the foregoing paragraphs are referred to herein as the “Anticipated Defaults”.

(b) Acknowledgment of Indebtedness. The Issuer agrees that (i) as of December 19, 2017, the Issuer is indebted to the Holders in the aggregate principal amount of $316,958,340 under the Senior Secured Notes; (ii) all such amounts remain outstanding and unpaid without setoff, counterclaim or defenses; and (iii) all such amounts are subject to increase or other adjustment as a result of any and all interest thereon in accordance with the Indenture and the Senior Secured Notes.

(c) Reservation of Rights. Except for the rights, powers and remedies which the Trustee, the Collateral Trustee and the Holders agree to forbear from exercising during the Forbearance Period pursuant to Section 3 below, the Issuer and each Guarantor acknowledges and agrees that the Holders party hereto hereby reserve all rights, powers and remedies under the Indenture, the Security Instruments and the Senior Secured Notes and applicable law in connection with any violation or noncompliance by the Issuer or any Guarantor with the terms of the Indenture, the Security Instruments and the Senior Secured Notes.

Section 3. Forbearance by the Holders Party Hereto.

(a) Forbearance Period. At the request of the Issuer, the Holders party hereto hereby agree to forbear from the exercise of their rights and remedies, whether at law (including, without limitation, any such rights and remedies arising in equity, by agreement, or any such rights and remedies arising under Sections 5.02, 5.07 and 5.08 of the Indenture) or otherwise, available to the Trustee and/or the Holders as a result of the Anticipated Defaults until 11:59 pm New York City time on January 15, 2018 (the “Forbearance Termination Date” and the period beginning on the Effective Date and terminating on the Forbearance Termination Date being hereinafter referred to as the “Forbearance Period”), provided, however, that the Forbearance Period shall immediately terminate if the Issuer or any of its affiliates (i) declare an intention or take any action in furtherance of making any payment on account of (x) the Second Lien Credit Agreement or (y) the Existing Unsecured Notes, or (ii) makes any such payment referenced in (x) or (y) of this paragraph.

(b) Request to Trustee and Collateral Trustee. The Holders party hereto hereby agree to request, and hereby do request, (i) that the Trustee rescind any acceleration hereafter made at the request of any Holder of Senior Secured Notes not a party to this Agreement, in accordance with Section 5.02 of the Indenture, of the amounts outstanding under the Indenture and the Senior Secured Notes that may be declared by the Trustee as a result of any Anticipated Default occurring or continuing during the Forbearance Period and (ii) that the Collateral Trustee rescind any foreclosure or other enforcement of any or all of the liens on the Collateral securing the Senior Secured Notes, or any enforcement of any of the terms of the Security Instruments, in accordance with Section 5.03 of the Indenture as a result of any Anticipated Default occurring or continuing during the Forbearance Period. Each Holder party hereto shall, if necessary to facilitate the terms of this Agreement and to the extent such Holder is not the registered holder of the Senior Secured Notes it beneficially owns, instruct the registered Holder thereof to comply with the terms of this Agreement, including directing the registered Holder to instruct the Trustee and the Collateral Trustee to temporarily forbear from exercising any rights and remedies as provided above.

(c) Limitation on Transfers of Senior Secured Notes. Each of the Holders party hereto hereby agrees not to sell, assign, pledge, lend, hypothecate, transfer or otherwise dispose of (each, a “Transfer”) during the Forbearance Period any ownership (including beneficial ownership) of Senior Secured Notes (or any rights in respect thereof, including but not limited to the right to vote) held by such Holder as of the date hereof except to a party who (i) is already a Holder party to this Agreement or (ii) prior to such Transfer, agrees in writing to be bound by all of the terms of this Agreement (including with respect to any and all claims with respect to any Senior Secured Notes it already may hold against the Issuer prior to such Transfer) by executing a joinder in the form attached hereto as Exhibit A, and delivering an executed copy thereof, within two (2) business days of closing of such Transfer, to counsel to the Issuer. Any Transfer made in violation of this Section 3(c) shall be void ab initio, and the Issuer shall have the right to enforce the voiding of any such Transfer.

(d) Termination of Forbearance Period. The Issuer acknowledges and agrees that upon the occurrence of the Forbearance Termination Date, the provisions of this Section 3 shall automatically and immediately terminate without any further action by, or notice being due from, the Trustee, the Collateral Trustee or any Holder, and the Holders party hereto may proceed (but are not required), to the extent an Event of Default is then continuing, to exercise any and all rights and remedies which such Holders may have upon the occurrence of an Event of Default to the extent an Event of Default is then continuing, including, if an Event of Default is then continuing, declaring the Senior Secured Notes to be immediately due and payable in accordance with the Indenture.

(e) Acknowledgment Regarding Forbearance. The Issuer acknowledges that none of the Holders party hereto has made any assurances concerning (i) any possibility of an extension of the Forbearance Period; (ii) the manner in which or whether the Anticipated Defaults may be resolved; or (iii) any additional forbearance, waiver, restructuring or other accommodations. The Issuer agrees that the running of all statutes of limitation and the doctrine of laches applicable to all claims or causes of action that the Holders party hereto may be entitled to take or bring in order to enforce their rights and remedies against the Issuer are, to the fullest extent permitted by law, tolled and suspended during the Forbearance Period.

Section 4. Conditions to Effective Date. This Agreement shall become effective as of the Effective Date when the Issuer shall have received one or more counterparts of this Agreement, duly executed and delivered by the Issuer, the Guarantors, and the undersigned Holders, which hold a majority of the principal outstanding amount of the Senior Secured Notes.

Section 5. Disclosure. Each party hereto agrees that it will permit public disclosure, including in a press release and/or the filing of a Current Report on Form 8-K with the U.S. Securities and Exchange Commission, of the contents of this Agreement.

Section 6. GOVERNING LAW.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK, NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO AGREES THAT FINAL JUDGMENT IN ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT SHALL BE CONCLUSIVE

AND BINDING UPON SUCH PARTY AND MAY BE ENFORCED IN ANY COURTS TO THE JURISDICTION OF WHICH SUCH PARTY IS SUBJECT BY A SUIT UPON SUCH JUDGMENT.

(c) NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE TRUSTEE, THE COLLATERAL TRUSTEE OR ANY PARTY HERETO TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR LIMIT THE RIGHT OF THE TRUSTEE OR THE COLLATERAL TRUSTEE TO BRING PROCEEDINGS AGAINST THE ISSUER IN THE COURTS OF ANY JURISDICTION OR JURISDICTIONS.

(d) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, TRUSTEE OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 7. Headings. The Headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

Section 8. Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 9. Electronic Execution. This Agreement may be signed electronically. The words “execute,” “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures, and electronic signatures shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by fax or other electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

Section 11. No Waiver. Except for and to the extent of the forbearance provided in Section 3 of this Agreement, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any default, Default or Event of Default under the Indenture or any right, power or remedy of the Trustee, the Collateral Trustee or the Holders under the Indenture, the Senior Secured Notes or the Security Instruments. The parties hereto reserve the right to exercise any rights and remedies available to them in connection with any present or future breaches or defaults with respect to the Indenture and the Senior Secured Notes after the Forbearance Termination Date.

Section 12. Successors and Assigns. This Agreement shall be binding upon the Issuer and its successors and permitted assigns and shall inure, together with all rights and remedies of the Holders party hereto, to the benefit of the Holders party hereto and their respective successors, transferees and assigns.

Section 13. Entire Agreement. THIS AGREEMENT, THE INDENTURE, THE SECURITY INSTRUMENTS AND THE SENIOR SECURED NOTES CONSTITUTE THE ENTIRE CONTRACT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[**Signature Pages Follow on Next Page**]

In Witness Whereof, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

EXCO RESOURCES, INC., a Texas corporation, as Issuer

By:	/s/ Tyler Farquharson
Name: Tyler Farquharson
Title: Vice President, Chief Financial Officer and Treasurer

GUARANTORS:

EXCO SERVICES, INC.

By:	/s/ Tyler Farquharson
Name: Tyler Farquharson
Title: Vice President, Chief Financial Officer and Treasurer

EXCO PARTNERS GP, LLC

By:	/s/ Tyler Farquharson
Name: Tyler Farquharson
Title: Vice President, Chief Financial Officer and Treasurer

EXCO GP PARTNERS OLP, LP

By: EXCO PARTNERS GP, LLC, its General Partner

By:	/s/ Tyler Farquharson
Name: Tyler Farquharson
Title: Vice President, Chief Financial Officer and Treasurer

EXCO PARTNERS OLP GP, LLC

By:	/s/ Tyler Farquharson
Name: Tyler Farquharson
Title: Vice President, Chief Financial Officer and Treasurer

[Forbearance Agreement]

EXCO OPERATING COMPANY, LP

By: EXCO PARTNERS OLP GP, LLC, its General Partner

By:	/s/ Tyler Farquharson
Name: Tyler Farquharson
Title: Vice President, Chief Financial Officer and Treasurer

EXCO MIDCONTINENT MLP, LLC

By:	/s/ Tyler Farquharson
Name: Tyler Farquharson
Title: Vice President, Chief Financial Officer and Treasurer

EXCO HOLDING (PA), INC.

By:	/s/ Tyler Farquharson
Name: Tyler Farquharson
Title: Vice President, Chief Financial Officer and Treasurer

EXCO PRODUCTION COMPANY (PA), LLC

By:	/s/ Tyler Farquharson
Name: Tyler Farquharson
Title: Vice President, Chief Financial Officer and Treasurer

EXCO PRODUCTION COMPANY (WV), LLC

By:	/s/ Tyler Farquharson
Name: Tyler Farquharson
Title: Vice President, Chief Financial Officer and Treasurer

[Forbearance Agreement]

EXCO RESOURCES (XA), LLC

By:	/s/ Tyler Farquharson
Name: Tyler Farquharson
Title: Vice President, Chief Financial Officer and Treasurer

EXCO LAND COMPANY, LLC

By:	/s/ Tyler Farquharson
Name: Tyler Farquharson
Title: Vice President, Chief Financial Officer and Treasurer

EXCO HOLDING MLP, INC.

By:	/s/ Tyler Farquharson
Name: Tyler Farquharson
Title: Vice President, Chief Financial Officer and Treasurer

RAIDER MARKETING, LP

By: RAIDER MARKETING GP, LLC, its General Partner

By:	/s/ Tyler Farquharson
Name: Tyler Farquharson
Title: Vice President, Chief Financial Officer and Treasurer

[Forbearance Agreement]

ADVENT CAPITAL (NO 3) LTD
BRIT INSURANCE (GIBRALTAR) PCC LIMITED
BRIT SYNDICATES LIMITED
FEDERATED INSURANCE COMPANY OF CANADA
NORTHBRIDGE GENERAL INSURANCE CORPORATION
CLEARWATER SELECT INSURANCE COMPANY
NEWLINE CORPORATE NAME LIMITED (SYNDICATE)
ODYSSEY REINSURANCE COMPANY
TIG INSURANCE COMPANY
WENTWORTH INSURANCE COMP ANY LTD.
ZENITH INSURANCE COMPANY
FAIRFAX FINANCIAL HOLDINGS MASTER TRUST FUND

as Holders

By: Hamblin Watsa Investment Counsel Ltd., its Investment Manager

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Chief Operating Officer

ENERGY STRATEGIC ADVISORY SERVICES LLC

as a Holder

By:	/s/ Jonathan Siegler
Name: Jonathan Siegler
Title: Chief Financial Officer

[Forbearance Agreement]

GEN IV INVESTMENT OPPORTUNITIES, LLC

as a Holder

By:	/s/ Paul Segal
Name: Paul Segal
Title: President

VEGA ASSET PARTNERS, LP

as a Holder

By:	/s/ Paul Segal
Name: Paul Segal
Title: Manager

[Forbearance Agreement]

Exhibit A

Form of Joinder Agreement

The undersigned transferee (“Transferee”) acknowledges that it has reviewed and understands the Forbearance Agreement, dated as of December 9, 2017, a copy of which is attached hereto as Annex I (as it may be amended, supplemented, or otherwise modified from time to time, the “Agreement”),1 by and among the Issuer, the Guarantors, and the Holders party thereto.

1. Agreement to be Bound. The Transferee hereby agrees to be bound by all of the terms of the Agreement (including with respect to any and all claims with respect to any Senior Secured Notes it already may hold against the Issuer prior to the Transfer). The Transferee shall hereafter be deemed to be a “Party” and a “Holder” party to the Agreement for all purposes under the

Agreement.

2. Governing Law. This joinder agreement (the “Joinder Agreement”) to the Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflicts of law provisions which would require the application of the law of any other jurisdiction.

Date:                                         , 201[    ]

[HOLDER]

By:
Name:
Title:

Holder Claims:	$

[1]	Defined terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

[Forbearance Agreement]